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                                                                    EXHIBIT 99.1


                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement, is made and entered into as of June 8, 2000, by and between Raza Foundries Canada, Inc., a Delaware and Nova Scotia corporation (the "Seller"), and Applied Micro Circuits Corporation, a Delaware corporation ("AMCC").
                                   WITNESSETH:

     WHEREAS, the Seller owns 10,000,000 shares of Series A Preferred Stock (all of such shares together with any shares of Company Common Stock issued or issuable with respect to such shares of Series A Preferred Stock are referred to herein as the "Seller Shares") of YuniNetworks, Inc., a Delaware corporation (the "Company");

     Whereas, AMCC, OLI Acquisition Corp., a Delaware corporation and wholly owned subsidiary of AMCC ("Merger Sub"), and the Company have entered into an Agreement and Plan of Merger and Reorganization dated April 18, 2000 (the "Merger Agreement") pursuant to which Merger Sub will merge with and into the Company and the Company will become a wholly owned subsidiary of AMCC (the "Merger");

     Whereas, solely to ensure its continued compliance with the provisions of the Investment Company Act of 1940, the Seller intends to sell 90% of the Seller Shares to a third party or parties prior to the effectiveness of the Merger and to sell the other 10% of the Seller Shares (the "Shares") as described in this Agreement;

     Whereas, the Seller intends to use the proceeds from the sale of the Shares to fulfill the obligation under the Merger Agreement to deliver into escrow a portion of the Merger Consideration payable with respect to the Seller Shares as though the Seller owned all of the Seller Shares at the Effective Time; and

     WHEREAS, the Seller desires to sell and AMCC desires to buy the Shares pursuant to the terms set forth in this Agreement.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties and covenants herein contained, the parties, intending to be legally bound, mutually agree as follows:

1. DEFINITIONS.

     Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Merger Agreement.

2. SALE AND PURCHASE OF THE SHARES.

     2.1 PURCHASE OF THE SHARES. Subject to the terms and conditions of this Agreement, AMCC agrees to purchase from the Seller, and the Seller agrees to sell to AMCC, the Shares for the consideration specified below.

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     2.2 CONSIDERATION FOR THE SHARES. The consideration to be paid by AMCC for the Shares shall be the Closing Sales Price multiplied by the product of the Applicable Fraction times the number of shares of Company Common Stock into which the Shares are then convertible or have been converted.

     2.3 DELIVERY. Immediately prior to the Closing: (i) the Seller will deliver to AMCC stock certificates representing all of the Shares, endorsed in blank or accompanied by duly executed assignment documents, and (ii) AMCC will deliver the aggregate consideration as set forth in Section 2.2 to the Escrow Agent on behalf of the Seller and its permitted assignee(s) to be held as Escrow Cash pursuant to the Merger Agreement.

     2.4 TRANSFER, SALES AND USE TAXES. Any filing fees, registration fees, recordation expenses, escrow fees or other similar taxes, fees, charges or expenses incurred by the Seller, or any other party in connection with the transfer of the Shares to AMCC or in connection with any of the other transactions contemplated by this Agreement shall be borne and paid exclusively by the Seller.

3. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

     The Seller hereby makes the representations and warranties set forth in this Section 3, which representations and warranties shall continue to and shall be deemed to have been made again at the Closing Date.

     3.1 AUTHORITY, APPROVAL AND ENFORCEABILITY.

          (a) POWER TO EXECUTE AGREEMENT. The Seller has, and as of the Closing Date will have, full power and authority to execute, deliver and perform its obligations under this Agreement. All actions of the Seller necessary for such execution, delivery and performance have been, or as of the Closing Date will have been, duly taken.

          (b) ABSENCE OF CONFLICTS. The execution and delivery by the Seller of this Agreement does not, and the completion of the transactions contemplated by this Agreement will not, result in any conflict with, breach of, or termination or forfeiture under (or upon the failure to give notice or the lapse of time, or both, result in any conflict with, breach of, or termination or forfeiture under) any statute, rule, regulation, judicial or governmental decree, order, judgment, agreement, lease, loan agreement, debenture, indenture or mortgage to which Seller is a party or to which any of its assets are subject.

          (c) ENFORCEABILITY. Upon the due execution and delivery by the parties, this Agreement will be a binding obligation of the Seller enforceable against the Seller in accordance with its terms.

     3.2 TITLE TO STOCK. On the Closing Date, AMCC will acquire good title to the Shares free of any encumbrances, except for restrictions imposed by applicable securities laws.

     3.3 AFFILIATED TRANSFER; NO SOLICITATION. The Seller is an affiliate of the Company. The Seller has made no general solicitation in connection with the sale of any of the Seller Shares.

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4. REPRESENTATIONS AND WARRANTIES OF AMCC.

     AMCC hereby makes the representations and warranties set forth in this
Section 4 which representations and warranties shall continue to and shall be deemed to have been made again on the Closing Date.

     4.1 AUTHORITY, APPROVAL AND ENFORCEABILITY

          (a) POWER TO EXECUTE AGREEMENT. AMCC has, and as of the Closing Date will have, full power and authority to execute, deliver and perform its obligations under this Agreement. All actions of AMCC necessary for such execution, delivery and performance have been, or as of the Closing Date will have been, duly taken.

          (b) ENFORCEABILITY. Upon the due execution and delivery by the parties, this Agreement will be a binding obligation of AMCC enforceable against AMCC in accordance with its terms.

     4.2 INVESTMENT REPRESENTATIONS. In connection with the purchase of the Shares, AMCC represents to the Seller and the Company the following:

          (a) AMCC is an accredited investor as defined in Rule 501 under the Securities Act of 1933, as amended (the "Act").

          (b) AMCC is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. AMCC is purchasing the Shares for investment for AMCC's own account only and not with a view to, or for resale in connection with, any "public distribution" thereof within the meaning of the Act.

          (c) AMCC understands that the Shares have not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of AMCC's investment intent as expressed herein.

          (d) AMCC further acknowledges and understands that the Shares must be held indefinitely unless the Shares are subsequently registered under the Act or an exemption from such registration is available. AMCC further acknowledges and understands that the Company is under no obligation to register the Shares. AMCC understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless the Shares are registered or such registration is not required in the opinion of counsel for the Company.

          (e) AMCC further warrants and represents that AMCC has the capacity to protect his own interests in connection with the purchase of the Shares by virtue of the business or financial expertise of himself or of professional advisors to AMCC who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

          (f) AMCC has reviewed with AMCC's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. AMCC is relying solely on such advisors and not on any statements or

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representations of the Company or any of its agents. AMCC understands that AMCC
(and not the Company) shall be responsible for AMCC's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

5. CONDITIONS TO AMCC'S OBLIGATION TO CLOSE.

     The obligations of AMCC to purchase the Shares and otherwise consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver of the following conditions:

     5.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Seller set forth in Section 3 shall be accurate in all material respects as of the Closing Date, except to the extent that any of such representations and warranties refers specifically to a date other than the Closing Date, and except to the extent that the accuracy of any such representations and warranties is affected by any of the transactions contemplated by this Agreement.

     5.2 SATISFACTION OF CONDITIONS TO CLOSING UNDER THE MERGER AGREEMENT. Each of the conditions set forth in Section 6 of the Merger Agreement must have been satisfied or waived.

     5.3 NO TERMINATION OF THE MERGER AGREEMENT. The Merger Agreement shall not have been terminated by any party thereto pursuant to Section 8 thereof or otherwise.

6. MISCELLANEOUS.

     6.1 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by telegram or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

     6.2 HEADINGS. The headings of the Sections of this Agreement are for convenience of reference only, and do not form a part thereof, and do not in any way modify, interpret or construe the meaning of the sections themselves or the intentions of the parties.

     6.3 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon AMCC and AMCC's successors and assigns.

     6.4 GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company's principal place of business.

     6.5 ENTIRE AGREEMENT; AMENDMENT. This Agreement together with the Voting Agreement dated April 18, 2000 between the Seller and AMCC and all exhibits thereto

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constitute the entire agreement between the parties with respect to the subject matter hereof and supersede and merge all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

     6.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     6.7 Termination. This Agreement shall terminate and have no further force or effect upon the termination of the Merger Agreement prior to the Closing pursuant to Section 8 thereof or otherwise.

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     IN WITNESS  WHEREOF,  the parties  hereto  have caused this Stock  Purchase
Agreement to be signed and executed by their proper officers thereunto duly authorized as of the day and year first above written.


AMCC:

APPLIED MICRO CIRCUITS CORPORATION

By: /s/ STEVE M. SMITH
    ------------------------

Name:  Steve M. Smith
      ----------------------

Title:
      ----------------------

SELLER:

RAZA FOUNDRIES CANADA, INC.

By: /s/ PAUL LAFRENIERE
   --------------------------

Name: Paul Lafreniere
      -----------------------

Title:
      -----------------------

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